SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 20, 2004

                      RARE Hospitality International, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Georgia                     0-19924                    58-1498312
    -----------------            --------------             -------------------
     (State or Other              (Commission                 (IRS Employer
     Jurisdiction of              File Number)              Identification No.)
     Incorporation)


                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
                  ---------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
                                 --------------
              (Registrant's Telephone Number, including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

                            Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

     On October 20, 2004, RARE Hospitality International Inc. (the "Company") announced financial results for the third quarter and nine months ended September 26, 2004. The full text of the press release is set forth in Exhibit
99.1 hereto.

     The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number        Description of Exhibit
     --------------        ----------------------
     99.1                  Press release issued October 20, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RARE Hospitality International, Inc.

                                        By: /s/ W. DOUGLAS BENN
                                        -----------------------
                                        Name:  W. Douglas Benn
                                        Title: Executive Vice President, Finance
                                               and Chief Financial Officer


Date: October 20, 2004